U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 1, 2004



                            LEXINGTON RESOURCES, INC.
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter



         00-25455                                     88-0365453
(Commission file number)                  (I.R.S. Employer Identification No.)



                            7473 West Lake Mead Road
                             Las Vegas, Nevada 89128
                    (Address of Principal Executive Offices)

                                 (702) 382-5139
                           (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.


         On September 27, 2004, the board of directors of Lexington Resources, Inc. (the 'Corporation') deleted the bylaws of the Corporation in their entirety and adopted a new set of bylaws (the "Amended Bylaws).

         The Amended Bylaws of the Corporation is filed as Exhibit 3.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

3.1      Amended Bylaws of Lexington Resources, Inc. as in effect September 27,
         2004.






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                                   SIGNATURES

         In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            LEXINGTON RESOURCES, INC.

Date: October 1, 2004       By: /s/ GRANT ATKINS
                               ___________________________
                               Grant Atkins, President and
                               Chief Executive Officer





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